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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                        Commission file number 001-16189
                                               ---------

         Date of Report (Date of earliest event reported): May 13, 2003

                                  NISOURCE INC.

             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       001-16189              35-2108964
           --------                       ---------              ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)





              801 East 86th Avenue, Merrillville, Indiana   46410
              -------------------------------------------   -----
               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (877) 647-5990
                                                           --------------
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                                  NiSource Inc.
                           Current Report of Form 8-K

ITEM 5.  OTHER EVENTS.

On May 13, 2003, NiSource Inc. (the "Company") issued a press release in response to Moody's Investors Service announcement to review NiSource's credit rating. The Company's press release, dated May 13, 2003, is attached as Exhibit 99.1


   (c)  Exhibits.

        Exhibit Number

        99.1              Press Release, dated May 13, 2003, issued by NiSource
                          Inc.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 13, 2003

                                                    NiSource Inc.

                                           By:      /s/ Jeffrey W. Grossman
                                                    ---------------------------
                                           Name:    Jeffrey W. Grossman
                                           Title:   Vice President